--------------------------------------------------------------------------------
                                                                               1


DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares (the "Fund"), covering the nine months ended September 30, 1998.

THE MARKET ENVIRONMENT

During the quarter that ended September 30, the high yield market experienced its worst quarterly performance since 1990. High yield (as measured by the Lehman Brothers High Yield Bond Index) had a -4.55% return, compared to a 4.23% return for the Lehman Brothers Aggregate Bond Index. Yields on 10-year Treasuries dropped 100 basis points -- to 4.40% -- while yields on high yield bonds actually increased 150 basis points on average, to 10.30%. Double B's return of -0.34% outperformed their counterparts in the single B category, which returned -5.73%. High yield's poor performance was due to the worldwide "flight to quality," as investors sought safe havens in the deepening international economic and financial crisis. Forced selling to meet margin calls or redemptions, coupled with concerns about the global recession spreading to the U.S. economy, caused investors to withdraw funds from the market. This served to further increase risk premiums.

FUND ACTIVITY

The market environment was extremely difficult to deal with in the third quarter. Increasing illiquidity and declining prices made implementing portfolio strategy quite a challenge. We continued our over-weighting in single-B issues due to attractive yield differentials. Because of ongoing volatility in international markets, however, we reduced the emerging market corporate holdings from 13% to 9% of the Fund.

Overall, the Fund remains broadly diversified and is invested in the issues of 122 companies at quarter-end. The top three industry categories are:
Telecommunications (23.6%), Entertainment (14.3%), and Containers and Paper (12.3%). The average maturity of the Fund's holdings is 8 years; its average credit quality is still B.

Borrowing under the Fund's line of credit has been maintained below 33% of assets during this reporting period. On September 30, borrowings were at approximately 30% of assets.

FUND PERFORMANCE

CIGNA High Income Shares had disappointing performance in the third quarter. Based on net asset value, the Fund returned -17.30% for the three months, -13.55% year-to-date and -11.50% for the trailing twelve months ended September 30, 1998. These returns trailed its benchmark index (the Lehman Brothers High Yield Bond Index), which returned -4.55%, -0.26%, and 1.68% for the same respective periods. Returns based on the market value of the Fund's shares traded on the New York Stock Exchange were -11.84%, -9.35% and -14.77%, respectively, for the quarter, year-to-date and twelve months.

The Fund's quarterly performance was weak due to our overweighting in single-B issues (which were substantially outperformed by double-B's). Our emerging market corporate holdings suffered severe price erosion, despite generally favorable operating results, due to the continued turmoil in international markets. Our holdings in cyclical industry sectors (such as papers, chemicals, steels, etc.) experienced below-market performance as the market discounted an increasing risk of a U.S. recession in coming months. Finally, the Fund's use of leverage also contributed to the below market results.

OUTLOOK

The outlook for high yield has deteriorated for the near term. The unprecedented volatility in financial markets caused by various international shocks has negatively affected the domestic high yield market. The risk of a recession in the U.S. has certainly increased. Mutual fund redemptions, hedge fund liquidations and a much more cautious attitude towards risk have caused liquidity to dry up. Also, concerns have escalated regarding future international shocks, as countries such as Japan and Brazil struggle with their own complex financial issues.

While the short-term performance of high yield may continue to lag that of other financial markets, the opportunities being created as a result of this sell-off are establishing a base from which very attractive longer-term returns should be realized.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde,
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1998
 (Unaudited)                                                                   2

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
BONDS AND NOTES - 133.3%
AUTO AND TRUCK - 1.0%
Advanced Accessory System L.L.C.,
    9.75%, 2007                             $ 3,500        $ 3,290
                                                      -------------
BROADCASTING & MEDIA - 7.5%
American Lawyer Media, Inc.,
    9.75%, 2007                               3,000          3,008
Grupo Televisa, S.A., 11.875%, 2006           3,000          2,730
Innova S.A., 12.875%, 2007                    7,000          3,640
Lodgenet Entertainment Corp.,
     10.25%, 2006                             3,500          3,430
MDC Communications Corp.,
     10.5%, 2006                              1,500          1,474
TCI Satellite Entertainment, Inc.,
    10.875%, 2007                             7,500          6,938
TV Azteca, S.A.,
    10.5%, 2007                               4,000          2,720
                                                      -------------
                                                            23,940
                                                      -------------
CABLE TV - 6.8%
Classic Cable, Inc., 9.875%, 2008
    (144A security acquired July &
    Sep 1998 for $2,508,510)**                2,500          2,537
Frontiervision Operating Partners, L.P.,
    11%, 2006                                 3,000          3,330
Galaxy Telecom, L.P.,  12.375%, 2005          4,700          5,123
Multicanal, S.A., 10.5%, 2007                 4,000          2,480
Rifkin Acquisition Partners, L.P.,
    11.125%, 2006                             5,000          5,350
Supercanal Holdings S.A., 11.5%, 2005
    (144A security acquired May 1998
    for $5,515,375)**                         5,500          2,915
                                                      -------------
                                                            21,735
                                                      -------------
CHEMICALS - 4.0%
Brunner Mond Group PLC,
    11%, 2008 (144A security acquired
    July 1998 for $3,000,000)**               3,000          2,655
Climachem, Inc., 10.75%, 2007                 2,750          2,640
GEO Specialty Chemicals, Inc.,
    10.125%, 2008 (144A security
    acquired July 1998 for
    $3,000,000)**                             3,000          2,880
Great Lakes Carbon Corp.,
    10.25%, 2008 (144A security
    acquired May 1998 for $2,256,563)**       2,250          2,104
Trans Resource, Inc., 10.75%, 2008            2,500          2,412
                                                      -------------
                                                            12,691
                                                      -------------

CONSUMER PRODUCTS & SERVICES - 10.0%
Anchor Advanced Products, Inc.,
    11.75%, 2004                              1,250          1,300
Bell Sports, Inc., 11%, 2008
    (144A security acquired Aug 1998
    for $3,500,000)**                         3,500          3,360
Carson, Inc., 10.375%, 2007                   3,000          2,430


                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
CONSUMER PRODUCTS & SERVICES - (CONTINUED)
Desa International, Inc., 9.875%, 2007      $ 2,750        $ 2,338
Diamond Brands Operation Corp., 10.125%,
    2008 (144A security acquired May 1998
    for $2,015,000)**                         2,000          1,860
Drypers Corp., 10.25%, 2007                   4,000          3,700
Hines Horticulture, Inc., 11.75%, 2005        2,000          2,105
Nortek, Inc., 9.875%, 2004                    1,000            975
Moll Industries, Inc., 10.5%, 2008
    (144A security acquired June 1998
    for $2,262,500)**                         2,250          2,070
Samsonite Corp., 10.75%, 2008
    (144A security acquired June 1998
    for $2,729,210)**                         2,700          2,079
Scoville Fasteners, Inc., 11.25%, 2007        5,000          4,500
Sealy Mattress Co., 9.875%, 2007              3,500          3,448
Windmere Durable Holdings, Inc.,
     10%, 2008                                2,000          1,720
                                                      -------------
                                                            31,885
                                                      -------------
CONTAINERS AND PAPER - 12.3%
Crown Paper Co., 11%, 2005                    3,500          2,625
Gaylord Container Corp.,
     9.875%, 2008                             6,000          4,560
Grupo Industrial Durango, S.A.,
    12.625%, 2003                             2,000          1,420
Impac Group, Inc., 10.125%, 2008
    (144A security acquired Mar 1998
    for $2,500,000)**                         2,500          2,400
Indah Kiat Finance Mauritius Ltd.,
    10%, 2007                                 3,250          1,414
Indesco International, Inc.,
    9.75%, 2008                               3,900          3,627
Millar Western Forest Products, Inc.,
    9.875%, 2008 (144A security acquired
    May 1998 for $5,000,000)**                5,000          3,100
Packaging Resources, Inc.,
    11.625%, 2003                             2,275          2,275
Pindo Deli Finance Mauritius Ltd.,
    10.75%, 2007                              4,000          1,680
Printpak, Inc., 10.625%, 2006                 5,000          4,951
Riverwood International Corp.,
    10.625%, 2007                             5,500          5,101
    10.875%, 2008                             5,000          4,150
Tjiwi Kimia Finance Mauritius Ltd.,
    10%, 2004                                 3,950          1,699
                                                      -------------
                                                            39,002
                                                      -------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 6.3%
Dictaphone Corp., 11.75%, 2005                4,530          4,032
International Wire Group, Inc.,
    11.75%, 2005, Series A                    2,500          2,562


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1998
(Unaudited) (Continued)                                                        3

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
ELECTRONICS AND ELECTRICAL EQUIPMENT - (CONTINUED)
MCMS, Inc.,
     9.75%, 2008                            $ 3,000        $ 1,560
Telex Communications, Inc.,
    10.5%, 2007                               6,000          4,680
Viasystems, Inc., 9.75%, 2007                 8,000          7,220
                                                      -------------
                                                            20,054
                                                      -------------
ENERGY - 2.7%
Gothic Productions Corp.,
    11.125%, 2005                             5,000          3,550
Statia Terminals International,
    11.75%, 2003                              4,900          4,900
                                                      -------------
                                                             8,450
                                                      -------------
ENTERTAINMENT - 14.3%
Alliance Gaming Corp., 10%, 2007              5,000          4,725
American Skiing Co., 12%, 2006                5,250          5,355
Booth Creek Ski Holdings, Inc.,
    12.5%, 2007                               4,250          4,165
Casino America, Inc., 12.5%, 2003             5,500          5,940
Casino Magic of Louisiana Corp.,
    13%, 2003                                 4,750          5,225
Majestic Star Casino L.L.C.,
    12.75%, 2003                              3,750          3,750
SFX Entertainment, Inc.,
    9.125%, 2008                              2,500          2,325
Trump Atlantic City Funding, Inc.,
    11.25%, 2006                              7,000          5,845
Venetian Casino Resort L.L.C.,
    12.25%, 2004                              9,000          8,100
                                                      -------------
                                                            45,430
                                                      -------------
FINANCIAL - 3.3%
Affinity Group Holding, Inc.,
    11%, 2007                                 1,500          1,470
Dollar Financial Group, Inc.,
    10.875%, 2006                             4,150          4,025
Nationwide Credit, Inc., 10.25%,
    2008 (144A security acquired
    Jan 1998 for $5,353,125)**                5,250          4,988
                                                      -------------
                                                            10,483
                                                      -------------
FOOD AND BEVERAGES - 9.3%
CFP Holdings, Inc., 11.625%, 2004             1,400            826
Compania de Alimentos Fargo,
    13.25%, 2008 (144A security
    acquired July 1998 for
    $2,750,000)**                             2,750          1,512
Del Monte Corp., 12.25%, 2007                 5,250          5,722
Di Giorgio Corp., 10%, 2007                   3,000          2,790
Favorite Brands International, Inc.,
    10.75%, 2006 (144A security acquired
    May 1998 for $4,259,375)**                4,250          3,017
Fresh Foods, Inc., 10.75%, 2006
    (144A security acquired June 1998
    for $2,000,000)**                         2,000          1,800


                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
FOOD AND BEVERAGES - (CONTINUED)
Grupo Azucarero Mexico S.A.,
    11.5%, 2005                             $ 6,500        $ 2,600
Imperial Holly Corp., 9.75%, 2007             5,000          4,737
Mastellone Hermonos S.A.,
    11.75%, 2008                              3,250          2,113
Star Markets Co., Inc., 13%, 2004             4,000          4,360
                                                      -------------
                                                            29,477
                                                      -------------
HEALTH CARE - 1.8%
Mediq, Inc., 11%, 2008 (144A security
    acquired May 1998 for
    $6,000,000)**                             6,000          5,640
                                                      -------------
INDUSTRIAL - 11.5%
Alvey Systems, Inc., 11.375%, 2003            4,270          4,430
Bucyrus International, Inc.,
     9.75%, 2007                              5,000          3,675
Carpenter W.R. North America, Inc.,
    10.625%, 2007                             5,500          5,417
Foamex Capital Corp., 13.5%, 2005             5,500          6,490
Goss Graphic Systems, Inc.,
    12%, 2006                                 4,625          4,232
High Voltage Energy Corp.,
    10.5%, 2004                               4,500          4,275
Morris Material Handling, Inc.,
    9.5%, 2008                                1,750          1,260
Neenah Corp., 11.125%, 2007                   1,750          1,772
Outsourcing Services Group, 10.875%,
    2006 (144A security acquired
    Feb 1998 for 3,525,000)**                 3,500          3,325
Vicap, S.A., 11.375%, 2007
    (144A security acquired May 1997
    for $4,037,450)**                         2,500          1,675
                                                      -------------
                                                            36,551
                                                      -------------
METALS - 4.7%
Doe Run Resource Corp.,
    11.25%, 2005                              4,000          3,000
Euramax International PLC,
    11.25%, 2006                              6,000          6,240
Gulf States Steel, Inc., 13.5%, 2003          5,000          1,750
Renco Steel Holdings, Inc.,
    10.875%, 2005                             4,500          3,915
                                                      -------------
                                                            14,905
                                                      -------------
MISCELLANEOUS - 1.7%
Sullivan Graphics, Inc., 12.75%, 2005         5,500          5,555
                                                      -------------
RETAIL - 2.9%
Central Tractor Farm & Country, Inc.,
    10.625%, 2007                             4,500          4,365
Pantry, Inc., 10.25%, 2007                    5,000          4,850
                                                      -------------
                                                             9,215
                                                      -------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1998
(Unaudited) (Continued)                                                        4

                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
TECHNOLOGY - 1.7%
Exodus Communications, Inc., 11.25%,
    2008 (144A security acquired
    Jun 1998 for $3,500,000)**              $ 2,000        $ 1,780
Orbital Imaging Corp., 11.625%, 2005          4,250          3,655
                                                      -------------
                                                             5,435
                                                      -------------
TELECOMMUNICATIONS - 23.6%
American Mobile Satellite Corp.,
    12.25%, 2008                              3,325          1,995
Dobson Communications Corp.,
    11.75%, 2007                              5,400          5,400
Facilicom International, Inc.,
    10.5%, 2008                               6,000          5,220
Grupo Iusacell S.A., 10%, 2004                2,000          1,460
Impsat Corp., 12.125%, 2003                   3,500          2,695
Iridium L.L.C., 11.25%, 2005                 10,500          8,453
Metrocall, Inc., 9.75%, 2007                  5,000          4,700
Price Communications Wireless, Inc.,
    11.75%, 2007                              8,000          8,240
Primus Telecommunications, Inc.,
    11.75%, 2004                              5,250          5,040
RCN Corp., 10%, 2007                          3,000          2,775
Sygnet Wireless Inc., 11.5%, 2006             3,500          3,885
Teligent, Inc., 11.5%, 2007                   9,500          7,315
Transtel Pass-Thru Trust, 12.5%,
    2007 (144A security acquired Oct
    and Nov 1997 for $4,170,000)**            4,250          1,912
Talton Holdings, Inc., 11%, 2007              4,000          4,000
Time Warner Telecom L.L.C.,
    9.75%, 2008                               2,150          2,161
Versatel Telecom B.V.,
    13.25%, 2008                              3,550          3,372
Winstar Communications, Inc.,
    10%, 2008 (144A security acquired
    Mar 1998 for $5,000,000)**                5,000          3,600
Winstar Equipment Corp.,
    12.5%, 2004                               3,000          2,700
                                                      -------------
                                                            74,923
                                                      -------------
TEXTILES - 3.6%
Anvil Knitwear, Inc., 10.875%, 2007           4,500          4,005
Cluett American Corp., 10.125%, 2008
    (144A security acquired May 1998
    for $5,000,000)**                         5,000          4,550
Norton McNaughton, Inc.,
    12.5%, 2005 (144A security
    acquired Jun 1998 for $3,000,000)**       3,000          2,730
                                                      -------------
                                                            11,285
                                                      -------------


                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
TRANSPORTATION - 4.3%
American Commercial Lines L.L.C., 10.25%,
    2008 (144A security acquired June
    1998 for $4,314,000)**                  $ 4,300        $ 4,235
Atlas Air, Inc., 10.75%, 2005                 5,385          5,439
Kitty Hawk, Inc., 9.95%, 2004                 4,000          3,980
                                                      -------------
                                                            13,654
                                                      -------------
TOTAL BONDS AND NOTES
    (Cost - $491,469,879)                                  423,600
                                                      -------------
UNITS - 4.2%
Convergent Communications, Inc., 13%,
    2008 (each $1,000 unit includes 1
    warrant for common stock) (144A
    security acquired Mar 1998 for
    $7,500,000)**                             7,500          6,000
ICF Kaiser International, Inc., 13%, ***
    2003 (each $1,000 unit includes
    4.8 warrants for Common Stock)            5,000          1,950
Poland Telecom Finance BV, 14%, 2007
    (each $1,000 unit includes 1 warrant
    for Common Stock)(144A security acquired
    Nov 1997
    for $4,000,000)**                         2,500          2,300
Viatel, Inc., 11.25%, 2008 (each $1,000
    unit includes .483 shares of Ser. A
    preferred stock)                          3,000          2,970
                                                      -------------
TOTAL UNITS
    (Cost - $17,825,773)                                    13,220
                                                      -------------

                                             NUMBER
                                           OF SHARES
                                           ---------
WARRANTS - 0.1%
American Mobile Satellite Corp.,
    Exp. 2008*                                3,325             13
IHF Capital, Inc., Class A & L,
    Exp. 1999*                                5,000             --
Metronet Communications Co.,
    Class B, Exp. 2007*                       4,500            117
NS Group, Inc., Exp. 2003*                    4,080             27
Orbital Imaging Corp., Exp. 2005              4,250            170
Primus Telecommunications, Inc.,
    Exp. 2004*                                4,250              6
Versatel Telecom B.V., Exp 2008*              3,550             36
Wireless One, Inc., Exp. 2000*               15,000             --
                                                      -------------
TOTAL WARRANTS
    (Cost - $558,258)                                          369
                                                      -------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1998
(Unaudited) (Continued)                                                        5

                                                         MARKET
                                          NUMBER         VALUE
                                         OF SHARES       (000)
-------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 0.1%
    (Cost - $375,000)
COMMERCIAL PAPER - 0.1%
Chevron USA, Inc.,
    5.70%, 10/1/98                          $   375        $   375
                                                      -------------

TOTAL INVESTMENTS IN SECURITIES - 137.7%
    (Total Cost - $510,228,910)                            437,564
Liabilities, Less Cash and Other Assets - (37.7%)         (119,693)
                                                      -------------
NET ASSETS - 100%
    (equivalent to $6.29 per share based
    on 50,512,866 shares outstanding)                    $ 317,871
                                                      =============

*    Non-income producing securities.
** Indicates restricted security; the aggregate fair value of restricted securities is $77,025,750 (aggregate cost
     $94,056,477) which is approximately 24% of net assets.
     Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
***  Variable rate security. Rate disclosed is as of September 30, 1998.



------------------------------------------------------------------
     PORTFOLIO COMPOSITION (UNAUDITED)
     September 30, 1998

                                           MARKET          % OF
     QUALITY RATINGS* OF                    VALUE         MARKET
     LONG-TERM BONDS                        (000)         VALUE
------------------------------------------------------------------
     Ba/BB                                 $20,145           4.6%
     B/B                                   350,946          80.3%
     Below B                                65,729          15.1%
                                       ------------  -------------
                                          $436,820         100.0%
                                       ============  =============


   *The higher of Moody's or Standard & Poor Ratings.

------------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       6


STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998 (UNAUDITED)

                                          (IN THOUSANDS)
                                          --------------
ASSETS:
Investments at market value
    (Cost - $510,228,910)                     $ 437,564
Cash on deposit with custodian                        4
Receivable for investments sold                   1,014
Interest receivable                              16,209
Investment for Trustees' deferred
    compensation plan (Cost - $132,007)             180
                                            ------------
      TOTAL ASSETS                              454,971
                                            ------------
LIABILITIES:
Loan payable                                    131,665
Dividend payable October 9, 1998 at
    $.0675 per share                              3,410
Accrued interest payable                          1,457
Accrued advisory fees payable                       230
Deferred Trustees' fees payable                     180
Other accrued expenses (including $56,898
    due to affiliate)                               158
                                            ------------
      TOTAL LIABILITIES                         137,100
                                            ------------
NET ASSETS (Equivalent to $6.29 per share
    based on 50,512,866 shares of beneficial
    interest outstanding; unlimited number of
    shares authorized)                        $ 317,871
                                            ============
COMPONENTS OF NET ASSETS:
Paid in capital                               $ 427,777
Undistributed net investment income               3,306
Unrealized appreciation of investments          (72,617)
Accumulated net realized loss                   (40,595)
                                            ------------
NET ASSETS                                    $ 317,871
                                            ============

STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

                                              (IN THOUSANDS)
                                          -----------------------
INVESTMENT INCOME
INCOME:
    Interest                                            $41,915
EXPENSES:
    Interest expense                       $6,838
    Investment advisory fees                2,297
    Administrative services                   116
    Custodian fees and expenses                88
    Shareholder reports                        79
    Transfer agent fees and expenses           47
    Auditing and legal fees                    35
    Trustees' fees                             23
    Other                                      36         9,559
                                          --------  ------------
NET INVESTMENT INCOME                                    32,356
                                                    ------------

REALIZED AND UNREALIZED GAIN/LOSS ON
    INVESTMENTS
    Net realized gain from investments                    6,424
    Unrealized depreciation of investments              (89,244)
                                                    ------------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                         (82,820)
                                                    ------------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                  $  (50,464)
                                                    ============


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       7


STATEMENT OF CHANGES IN NET ASSETS

                                    (Unaudited)
                                    NINE MONTHS   YEAR ENDED
                                       ENDED      DECEMBER 31,
                                    SEP 30, 1998     1997
                                    ------------  ------------
                                         (IN THOUSANDS)
                                    --------------------------
OPERATIONS:
Net investment income                  $ 32,356     $ 32,347
Net realized gain from investments        6,424       11,378
Unrealized appreciation
    (depreciation) on investments       (89,244)       4,714
                                    ------------  -----------
Net increase (decrease) in net assets
    from operations                     (50,464)      48,439
                                    ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.6075
    per share and $0.864 per share,
    respectively)                       (29,693)     (32,173)
                                    ------------  -----------
Total distributions to shareholders     (29,693)     (32,173)
                                    ------------  -----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from 12,452,266 capital
    shares issued pursuant to
    rights offering (net of related
    expenses of $237,401)                98,260           -
Net increase from 574,177 and
    659,812 capital shares issued
    to shareholders in reinvestment of
    distributions, respectively           4,512        5,490
                                    ------------  -----------
Net increase from capital share
    transactions                        102,772        5,490
                                    ------------  -----------
NET INCREASE IN
    NET ASSETS                           22,615       21,756
NET ASSETS:
Beginning of period                     295,256      273,500
                                    ------------  -----------
End of period (including
    undistributed net investment
    income of $3,305,995 and
    $644,127, respectively)           $ 317,871    $ 295,256
                                    ============  ===========


STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)



                                                    (IN THOUSANDS)
                                                    --------------

CASH PROVIDED BY FINANCING ACTIVITIES:
    Net proceeds from shares issued pursuant to
    rights offering                                 $      98,260
    Cash provided by borrowing                             33,465
    Dividends paid in cash                                (26,327)
                                                       -----------
                                                          105,398
CASH USED BY OPERATIONS:
    Purchases of portfolio securities                    (351,426)
    Net purchases of short-term investments                  (375)
    Proceeds from sales of portfolio securities           220,054
                                                       -----------
                                                         (131,747)
                                                       -----------
    Net Investment Income                                  32,356
    Net change in receivables/payables
      related to operations                                (6,020)
                                                       -----------
                                                           26,336
                                                       -----------
                                                         (105,411)
                                                       -----------

    NET DECREASE IN CASH                                      (13)
    CASH, BEGINNING OF PERIOD                                  17
                                                    --------------
    CASH, END OF PERIOD                             $           4
                                                    ==============


The Notes to Financial Statements are an integral part of these statements.

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CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)             8



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

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CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) 9



2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of
(A) $151,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 1, 2000. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average borrowings outstanding during the nine months ended September 30, 1998 were $140,600,947 at an average interest rate of approximately 6.69%. As of September 30, 1998, the Fund was paying interest at an average annual rate of 6.26% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the nine months ended September 30, 1998, the Fund paid or accrued $116,372.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the nine months ended September 30, 1998 were $351,425,702 and $220,054,326, respectively.

As of September 30, 1998, the cost of securities for federal income tax purposes was $509,853,910. At September 30, 1998, unrealized depreciation for Federal income tax purposes aggregated $72,665,340 of which $3,894,362 related to appreciated securities and $76,559,702 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1997, the Fund had a capital loss carryover for Federal income tax purposes of $47,019,138 of which $11,490,330, $30,071,289, $3,704,377 and $1,753,142 expire in 1998, 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

7. RIGHTS OFFERING. During the fourth quarter of 1997, the Fund announced a rights offering, whereby each shareholder on the record date received one non-transferable right per common share. The terms of the rights offering allowed shareholders to acquire one common share for each three rights held and over-subscribe for additional shares (subject to availability and allotment). The subscription price per share was the net asset value per share at the close of business on January 23, 1998. The Fund received primary and over-subscription requests totaling 12,452,266 shares from shareholders during the subscription period from December 26, 1997 (the record date) to January 23, 1998 (the expiration date). On the expiration date, the Fund's net asset value per share was $7.91. Net proceeds to the Fund, received in January 1998, were approximately $98 million.

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CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                                                                              10


8. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


------------------------------------------------------------------------------------------------------------------------------------
                                                     (UNAUDITED)
                                                        9 MOS.
                                                        ENDED                                     YEAR ENDED
                                                       SEP. 30,                                  DECEMBER 31,
                                                       1998            1997           1996          1995           1994       1993
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD               $   7.88         $  7.43        $  7.19       $  6.59        $  7.54    $  6.99
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                              0.66            0.87           0.85          0.84           0.86       0.97
Net realized and unrealized gains (losses)            (1.64)           0.44           0.29          0.60          (0.91)      0.58
                                                      ------          ------         ------        ------         ------     ------
TOTAL FROM INVESTMENT OPERATIONS                      (0.98)           1.31           1.14          1.44          (0.05)      1.55
                                                      ------          ------         ------        ------         ------     ------
LESS DISTRIBUTIONS:
Distributions from net investment income              (0.61)          (0.86)         (0.90)        (0.84)         (0.88)     (0.97)
Distributions in excess of net investment               -               -              -             -            (0.02)     (0.03)
  income                                              ------          ------         ------        ------         ------     ------
TOTAL DISTRIBUTIONS                                   (0.61)          (0.86)         (0.90)        (0.84)         (0.90)     (1.00)
                                                      ------          ------         ------        ------         ------     ------
NET ASSET VALUE, END OF PERIOD                     $   6.29        $   7.88        $  7.43       $  7.19        $  6.59   $   7.54
                                                    ========        ========       ========      ========       ========   ========
MARKET VALUE, END OF PERIOD                        $   7.06        $   8.44        $  8.38       $  7.88        $  7.00   $   8.38
                                                    ========        ========       ========      ========       ========   ========
TOTAL INVESTMENT RETURN:
Per share market value                                (9.35)%         11.65%         19.25%        26.24%         (5.43)%    19.62%
Per share net asset value (2)                        (13.55)%         18.58%         16.70%        22.93%         (0.76)%    23.25%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $317,871        $295,256      $ 273,500     $ 259,773      $ 233,454   $195,489
Ratio of expenses to average net assets
(includes interest expense)                            2.53%           3.28%          3.35%         3.80%          3.27%      2.87%
Ratio of net expenses to average net assets
(excludes interest expense)                            0.72%           1.06%          1.07%         1.12%          1.17%      1.21%
Ratio of net investment income to average net          8.55%          11.28%         11.60%        12.03%         12.33%     12.98%
  assets
Portfolio turnover                                       44%             74%            78%           60%            72%        48%



(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

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CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
                                                                              11



9. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  NET REALIZED AND
                                                                               UNREALIZED GAIN (LOSS)
                         INVESTMENT INCOME        NET INVESTMENT INCOME            ON INVESTMENTS        INCR. (DECR.) IN NET ASSETS
PERIOD ENDED           TOTAL      PER SHARE        TOTAL       PER SHARE        TOTAL        PER SHARE         TOTAL       PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
March 31, 1996           $9,964     $0.27         $7,742         $0.21              $1,442     $0.04             $3,315     $0.05
June 30, 1996            10,057      0.28          7,837          0.20               1,661      0.05              3,406      0.06
September 30, 1996       10,375      0.28          8,079          0.22               9,225      0.25             11,144      0.27
December 31, 1996         9,858      0.27          7,560          0.21             (2,183)     (0.06)           (4,138)     (0.14)

March 31, 1997           10,260      0.28          7,970          0.21             (3,094)     (0.08)             (830)     (0.07)
June 30, 1997            10,294      0.28          8,000          0.22              11,995      0.32             13,707      0.34
September 30, 1997       10,467      0.28          8,082          0.22               8,588      0.23             10,349      0.25
December 31, 1997        10,704      0.29          8,295          0.22             (1,397)     (0.03)           (1,470)     (0.07)

March 31, 1998           13,024      0.28         10,126          0.22               8,199      0.16            108,909      0.18
June 30, 1998            14,459      0.29         11,110          0.22            (12,703)     (0.25)          (10,327)     (0.23)
September 30, 1998       14,432      0.29         11,120          0.22            (78,316)     (1.55)          (75,967)     (1.54)




------------------------------------------------------------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES


TRUSTEES                                                                              OFFICERS
Hugh R. Beath                              Thomas C. Jones                            Richard H. Forde
ADVISORY DIRECTOR,                         PRESIDENT, CIGNA INVESTMENT                CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           MANAGEMENT AND CIGNA                       AND PRESIDENT
                                           INVESTMENTS, INC.
Richard H. Forde                                                                      Alfred A. Bingham III
SENIOR MANAGING DIRECTOR,                  Paul J. McDonald                           VICE PRESIDENT AND TREASURER
CIGNA INVESTMENTS, INC.                    SENIOR EXECUTIVE VICE PRESIDENT
                                           AND CHIEF ADMINISTRATIVE OFFICER,          Alan C. Petersen
Russell H. Jones                           FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT
VICE PRESIDENT AND TREASURER,
KAMAN CORPORATION                                                                     Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY


--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed-income securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call 1.800.426.5523.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE]

CIGNA High Income Shares
950 Winter Street                         [CIGNA TREE LOGO GRAPHIC APPEARS HERE]
Suite 1200
Waltham, MA 02154



                                                     CIGNA HIGH INCOME SHARES

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                      THIRD QUARTER REPORT
    PERMIT 750
--------------------

                                                          SEPTEMBER 30, 1998


                      [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF COVER]